                                                                    EXHIBIT 10.3


                          REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of June 15, 2001, among NEON COMMUNICATIONS, INC., a Delaware corporation ("Neon") and MODE 1 COMMUNICATIONS, INC., a Connecticut corporation ("Mode 1").


                              B A C K G R O U N D:


     Pursuant to a certain Subordinated Convertible Note Purchase Agreement dated as of the date hereof by and between Neon and Mode 1 (the "Mode 1 Purchase Agreement"), Mode 1 is purchasing and Neon is selling an 18% Subordinated Convertible Note (the "Mode 1 Note"), all as more fully described in the Mode 1 Purchase Agreement.

     NOW THEREFORE, in consideration of the foregoing and of the mutual promises and covenants set forth herein, the parties hereto, intending to be legally bound, agree as follows:

     1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the meanings set forth below:

        (a) "APPLICABLE PERIOD" shall mean the time between the date on which a Registration Statement covering the Registrable Securities has been declared effective by the Commission and the earlier of (i) the date on which each Seller has completed the distribution of the Registrable Securities described in the Registration Statement or (ii) the date on which all of the Registrable Securities held by the Sellers shall be eligible to be sold pursuant to Rule 144(h) (or any similar successor provision).

        (b) "BUSINESS DAY" shall mean a day that is not a Saturday, a Sunday, or a day on which banking institutions in New York, New York are required to be closed.

        (c) "CLOSING" shall mean the closing of the transactions contemplated by the Mode 1 Purchase Agreement.

        (d) "CLOSING DOCUMENTS" shall mean this Agreement, the Mode 1 Purchase Agreement and each of the other agreements and documents delivered by Neon at Closing.

        (e) "COMMISSION" shall mean the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

        (f) "COMMON STOCK" shall mean the common stock, par value $.01 per share, of Neon.

        (g) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, all as the same shall be in effect from time to time.

        (h) "MODE 1 SHARES" shall mean the shares of Common Stock issuable upon conversion of the Mode 1 Note.

        (i) "NASDAQ" shall mean The Nasdaq Stock Market or any market successor thereto.

        (j) "PERMITTED TRANSFER" shall mean (i) a sale, assignment, pledge or transfer of the interest of Mode 1 in all or any part of the Registrable Securities to any third party, (ii) a Transfer by Mode 1 to a subsidiary, limited partnership or limited liability company, which subsidiary, limited partnership or limited liability company is controlled by Mode 1; PROVIDED, HOWEVER, that each Transferee shall, prior to the Transfer of Registrable Securities to such Transferee, execute and deliver to Neon a valid and binding agreement in the form attached hereto as EXHIBIT A.

        (k) "PERMITTED TRANSFEREE" shall mean a transferee in a transaction constituting a Permitted Transfer.

        (l) "PERSON" means an individual, partnership, limited liability company, corporation, trust or unincorporated organization or government or agency or political subdivision thereof.

        (m) "PROSPECTUS" shall mean (i) each preliminary prospectus included in the Registration Statement filed prior to the time it becomes effective; (ii) the form of prospectus first filed with the Commission pursuant to Rule 424(b);
(iii) all supplements thereto; and (iv) amendments thereto which shall have been declared effective by the Commission.

        (n) "REGISTRABLE SECURITIES" shall mean (i) the Mode 1 Shares and (ii) any Common Stock and any other security issued as an interest payment or other distribution with respect to or in exchange for or in replacement of the Mode 1 Shares, PROVIDED, HOWEVER, that Registrable Securities shall not include any shares of Common Stock which have been sold to the public either pursuant to the Registration Statement or pursuant to Rule 144, which are eligible for resale pursuant to Rule 144(k) under the Securities Act, or which have been sold in any other transaction in which the transferor's rights under this Agreement are not assigned.

        (o) The terms "REGISTER," "REGISTERED" and "REGISTRATION" shall refer to a registration effected by preparing and filing with the Commission a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

        (p) "REGISTRATION EXPENSES" shall mean all expenses incurred by Neon in effecting any registration pursuant to this Agreement, including all registration, qualification and filing fees, reproduction and printing expenses, expenses incurred by Neon in the preparation of any registration statement, fees and disbursements of counsel for Neon and those of Neon's other independent professional advisors and experts, listing fees and other costs incurred in listing Registrable Securities for trading on Nasdaq or on any stock exchange, blue sky fees and expenses (if any), expenses of any regular or special accounting services provided to Neon or required by any such registration, and the reasonable fees and disbursements of one counsel selected by Mode 1, but shall not include Selling Expenses.

        (q) "REGISTRATION STATEMENT" shall mean any registration statement to be filed or filed by Neon with the Commission pursuant to Section 2, below (including (a) all amendments and supplements thereto, (b) each Prospectus contained therein, and (c) all exhibits thereto or incorporated by reference therein).

        (r) "RULE 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the commission.

        (s) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and regulations thereunder, all as the same shall be in effect from time to time.

        (t) "SELLER" shall mean Mode 1, each Permitted Transferee thereof, and any other holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 11(a) hereof, in each case who are offering for resale Registrable Securities on a Registration Statement.

        (u) "SELLING EXPENSES" shall mean all brokerage fees, selling commissions and underwriting discounts (if any), and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Seller (other than the fees and disbursements of such counsel included in Registration Expenses).

        (v) "TRANSFER" shall mean any sale, transfer, encumbrance, gift, donation, assignment, pledge, hypothecation or other disposition of any Common Stock or any interest therein, whether voluntary or involuntary, including, but not limited to, any disposition by operation of law, by court order, by judicial process or by foreclosure, levy or attachment.

     2. REGISTRATION.

        (a) INITIAL REGISTRATION. As soon as practicable after the Closing, Neon shall use its best efforts to effect the registration for offer and sale under the Securities Act of all of the Mode 1 Shares. In furtherance thereof, Neon shall file with the Commission within one hundred and eighty (180) days of Closing a registration statement on an appropriate form (which form shall comply as to form in all material respects with the requirements of the applicable form) under the Securities Act covering the Mode 1 Shares and that number of additional shares of Common Stock which represent interest payments that would become due on the Mode 1 Note through August 15, 2004 if such interest payments were to be paid in the form of additional shares of Common Stock or additional convertible notes in accordance with the terms of the Mode 1 Note.

        (b) ADDITIONAL REGISTRATION. Neon shall file an additional registration statement no later than January 15, 2005, to the extent necessary to register the offer and sale under the Securities Act of that number of additional shares of Common Stock which represent interest payments that would become due under the Mode 1 Note through its maturity date if such interest payments were to be paid in the form of additional shares of Common Stock or additional convertible notes in accordance with the terms of the Mode 1 Note.

     3. REGISTRATION EXPENSES. All Registration Expenses shall be borne by Neon.

     4. REGISTRATION PROCEDURES. If and whenever Neon is required by the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Securities under the Securities Act, Neon shall, at Neon's expense:

        (a) notify each Seller as to: (i) the initial filing of the Registration Statement; (ii) the receipt of any comments thereon from the Commission; (iii) any request from the Commission or any state regulatory authority for amendment of the Registration Statement or for supplement to any Prospectus or for any additional information in connection therewith; (iv) the filing of each amendment thereto, including any post-effective amendment; (v) the effectiveness of the Registration Statement or any post-effective amendment thereto; and (vi) the issuance by the Commission or any state regulatory authority of any stop order suspending the effectiveness of the Registration Statement or the use of any Prospectus or the institution of any proceedings for that purpose;

        (b) use its best efforts to prevent the issuance of any stop order preventing or suspending the use of any Prospectus and to obtain as soon as possible the lifting or withdrawal thereof, if issued;

        (c) keep the Registration Statement effective from the effective date thereof to and including the first to occur: (i) ninety-six (96) months from the Closing Date; (ii) the date on which all Sellers have completed the distribution of Registrable Securities described in the Registration Statement; or (iii) the date on which all of the Registrable Securities held by the Sellers shall be eligible to be sold pursuant to Rule 144(k) (or any similar successor provision);

        (d) promptly prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as shall be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement and thereafter use its reasonable best efforts to cause any such post-effective amendment to be declared effective by the Commission as promptly as permitted by the Commission;

        (e) furnish to each Seller: (i) such number of Prospectuses and other documents incident thereto, including any amendment of or supplement to the Prospectus, as such Seller may reasonably request (for dissemination or otherwise) from time to time; (ii) two signed copies of the Registration Statement and all amendments thereto, including all exhibits filed therewith; and (iii) such number of conformed copies of the Registration Statement (including such number of copies of the exhibits filed therewith as may reasonably be requested), including documents incorporated by reference therein, as such Seller may reasonably request from time to time;

        (f) notify each Seller of Registrable Securities covered by the Registration Statement at any time

            (i) when a Prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event or the failure of any event to occur or the discovery of any facts as a result of which the Prospectus included in the Registration Statement, as then in effect, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of a Seller, prepare and furnish to such Seller, a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchaser(s) of such shares, such Prospectus shall not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

            (ii) if, during the Applicable Period, the representations and warranties of Neon contained in this Agreement or in the Mode 1 Purchase Agreement, as the case may be, cease to be true and correct in any material respect;

            (iii) if Neon receives any notification of the issuance of a stop order or the suspension of the registration or qualification of the Registrable Securities in any jurisdiction or the initiation of any proceeding for such purpose; and

            (iv) that, in Neon's reasonable determination, a post-effective amendment to the Registration Statement would be appropriate;

        (g) use its best efforts to register or qualify the Registrable Securities covered by the Registration Statement under the securities or Blue Sky laws of such states as the Seller shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Seller to consummate the public sale or other disposition in such states of the Registrable Securities owned by such Seller; PROVIDED, HOWEVER that Neon shall not be required in connection with this paragraph (g) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

        (h) use its best efforts to list the Registrable Securities registered pursuant to this Agreement on Nasdaq and any securities exchange on which shares of the Common Stock are then listed;

        (i) make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act); and

        (j) Neon shall provide one copy of each notice or document given or furnished to each Seller pursuant to Section 4(a) (e) and (f) above, concurrently with the provision thereof to each Seller and/or as promptly thereafter as possible, to legal counsel designated by each Seller in a written notice given to Neon.

     5. INFORMATION BY EACH SELLER.

        (a) Each Seller shall furnish to Neon such information regarding such Seller, the Registrable Securities held by such Seller and the sale or other Transfer thereof proposed by such Seller as Neon may request in writing and as shall be reasonably required in connection with the Registration.

        (b) Each Seller shall furnish to Neon such certificates and documents confirming as of the effective date of the Registration Statement the representations and warranties and performance of the covenants made herein by such Seller.

     6. REPRESENTATION AND WARRANTIES OF NEON. Neon represents and warrants to each Seller as of the date hereof follows:

        (a) Neon complies with the conditions for the use of Form S-3 under the Securities Act in connection with the resale of securities on behalf of a selling stockholder.

        (b) The Registration Statement will contain, and the Prospectus and any amendments or supplements thereto will contain, all statements which are required to be stated therein by, and will conform to, the requirements of the Securities Act. The documents incorporated by reference in the Prospectus, at the time filed with the Commission, conformed in all material respects to the then applicable requirements of the Exchange Act or the Securities Act. The Registration Statement will not contain any untrue statement of a material fact and will not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The prospectus and any amendments and supplements thereto will not contain as of the date of such Prospectus, any untrue statement of material fact; and will not omit as of the date of such Prospectus, to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that Neon makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, in reliance upon, and in conformity with, written information furnished to Neon by or on behalf of Mode 1 or any predecessor of Mode 1 or any other Seller, specifically for use in the preparation thereof or in any report or other document incorporated therein by reference, including, without limitation, any Current Report on Form 8-K under the Exchange Act which Neon may file in connection with the transactions contemplated by the Note Purchase Agreement.

        (c) The consolidated financial statements of Neon and its subsidiaries, together with related notes and schedules as set forth or incorporated by reference in the Registration Statement, present fairly the financial position and the results of operations and cash flows of Neon and the consolidated subsidiaries, at the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in accordance with generally accepted principles of accounting, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made.

        (d) No approval, consent, order, authorization, designation, or filing by or with any regulatory, administrative or other governmental body is necessary to be made by or on behalf of Neon in connection with the execution and delivery by Neon of this Agreement and the consummation of the transactions herein contemplated except
(i) as required under the Securities Act or the Exchange Act; (ii) in connection with the listing of the Registrable Securities on Nasdaq; or (iii) as may be necessary to qualify the Registrable Securities for public offering under state securities or Blue Sky laws.

     7. REPRESENTATION AND WARRANTIES OF EACH SELLER. Each Seller, severally and not jointly, represents and warrants, with respect to itself only, the following:

        (a) Seller has, and will have, upon the effectiveness of the Registration Statement and at the time of any sale or other Transfer thereunder, good and marketable title to the Registrable Securities held by it which it seeks to sell pursuant to the Registration Statement, free and clear of any liens, encumbrances and claims, at law or in equity, and full right, power and authority to effect the sale and delivery of such Registrable Securities.

        (b) Seller has not taken, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in the manipulation or stabilization of the price of the Common Stock and, other than as permitted by the Securities Act, Seller will not distribute any Prospectus (as defined in the Securities Act) or other offering material in connection with the offering of the Registrable Securities.

     8. COVENANTS OF EACH SELLER. Each Seller, severally and not jointly covenants and agrees, with respect to itself only, as follows:

        (a) Seller shall not make or effect any Transfer, directly or, indirectly, of any Registrable Securities, owned of record or beneficially by it, (i) prior to the effectiveness of the Registration Statement, or (ii) thereafter, except as permitted by and in accordance with the respective terms and conditions of this Agreement (including Section 6 (b), below) and the other Closing Documents.

        (b) Subsequent to the effectiveness of the Registration Statement, Seller shall not make or effect any Transfer of Registrable Securities except:
(i) Permitted Transfers; (ii) Transfers pursuant to the Prospectus and as provided under the caption "Plan of Distribution" therein; and (iii) Transfers in accordance with Rule 144(k); PROVIDED, HOWEVER, that if, for any reason, the Registration Statement shall not have become effective prior to the first anniversary of Closing, Transfers of Registrable Securities may be effected in accordance with Rule 144; and PROVIDED, FURTHER, HOWEVER, that if the Registration Statement shall become effective but the Prospectus shall thereafter become unusable to effect sales of Registrable Securities during the Applicable Period due to the entry of a stop order, the filing of a post-effective amendment which has not been declared effective or for any other reason, then Transfers of Registrable Securities may be effected pursuant to the provisions of Rule 144.

        (c) Seller shall promptly notify Neon of each Transfer (other than Transfers effected pursuant to the Prospectus or Rule 144) of Registrable Securities made or effected by it, but in no event later than five (5) Business Days after such Transfer. Each such Seller shall specify the name, address and tax identification number of each transferee, together with the amount of Registrable Securities transferred to such transferee.

        (d) Seller shall promptly notify Neon if it shall have become an "affiliate" of Neon within the meaning of Rule 144(a).

        (e) Seller shall not take, directly or indirectly, any action designed to cause or result in, or which might reasonably be expected to constitute, the manipulation or stabilization of the price of Common Stock or of any other securities of Neon. Seller will use its best efforts to maintain an orderly market when distributing the Registrable Securities.

        (f) The information pertaining to Seller provided or which will be provided to Neon by or on behalf of each such Seller for inclusion under the caption "Selling Stockholders" in each Prospectus will be complete and accurate in all material respects as to such Seller as of the date of such Prospectus.

     9. INDEMNIFICATION WITH RESPECT TO SECURITIES MATTERS.

        (a) Neon will indemnify each Seller, each of their respective officers, directors and partners, agents, representatives, legal counsel, and accountants and each Person controlling each such Seller within the meaning of Section 15 of the Securities Act with respect to which Registration has been effected pursuant to this Section 9 against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Prospectus, offering circular, or other document (including any related Registration Statement) incident to any such Registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, or any violation by Neon of the Securities Act or any rule or regulation thereunder applicable to Neon and relating to action or inaction required of Neon in connection with any such Registration, and will reimburse any such Seller, its respective officers, directors, partners, agents, representatives, legal counsel, and accountants and each person controlling such Seller for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action; PROVIDED, HOWEVER, that Neon will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to Neon by any Seller and stated to be specifically for use therein; PROVIDED, FURTHER, THAT Neon will not be liable in any case to the extent such claim, loss, damage, liability or action arises out of the Indemnified Party's (as defined below) failure to send or give a copy of the final Prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final Prospectus so long as such final Prospectus, and any amendments or supplements thereto, have been furnished to such Indemnified Party. It is agreed that the indemnity agreement contained in this Section 9 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of Neon (which consent shall not be unreasonably withheld).

        (b) Each Seller will indemnify Neon, each of its directors, officers, partners, agents, representatives, legal counsel, and accountants and each Person who controls Neon within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and

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liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, Prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Neon, directors, officers, partners, agents, representatives, legal counsel, and accountants and control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, Prospectus, offering circular, or the document in reliance upon and in conformity with written information furnished to Neon by such Seller or authorized by such Seller to be furnished to Neon on behalf of such Seller, and stated to be specifically for use therein; provided, however, that the obligations of each Seller hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Seller (which consent shall not be unreasonably withheld). The maximum liability of any Seller for indemnity pursuant to this Section 9(b) shall not exceed the net proceeds that such Seller realized from the sale of its Registrable Securities pursuant to the Prospectus or, if such Seller has not yet sold any Registrable Securities pursuant to the Prospectus at the time that indemnification is required pursuant to this Agreement then such Seller's maximum liability hereunder shall be the value of the Common Stock beneficially held by such Seller covered by the Prospectus measured by the closing price of such Common Stock on Nasdaq or other market or exchange on which the Common Stock are traded, or, if not so traded, by a fair market value standard reasonably approved by Neon's then current Board of Directors.

        (c) Each Person entitled to indemnification under this Section 9 (the "INDEMNIFIED PARTY") shall give notice to the Person required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any, judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

        (d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an Indemnified Party with respect to any loss, liability, claim, damage, or expense, (or actions or proceedings in respect thereof) referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and of the Indemnified Party on the other, in connection with the statement or omissions that resulted in such loss, liability, claim, damage, or expense (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations; provided, however, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contributions from any Person that was not guilty of such fraudulent misrepresentation. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

     The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were determined by pro rata allocation or by any other method, of allocation which does not take account of the equitable considerations referred to above in this Section 9 (d). The amount paid or payable by an Indemnified Party as a result of any loss, liability, claim, damage, or expense (or actions or proceedings in respect thereof) referred to above in this Section 9(d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.

        (e) The obligations of each Seller to indemnify and hold harmless Neon and each other person entitled to indemnity as an Indemnified Party under
Section 9(b), above, is independent of any provision of the Mode 1 Purchase Agreement and the right of Neon and each such other Person to be indemnified under Section 9(b) shall not be limited by or otherwise subject to any provision of the Mode 1 Purchase Agreement. Specifically, by way of example, and not by way of limitation, such claims shall not be subject to any minimum amount and such claims may not be asserted against or offset by any portion of the Mode 1 Note.

     10. REPORTING REQUIREMENTS.  Neon agrees that:

        (a) during the Applicable Period, for so long as Neon is subject to the reporting requirements of Section 13 or 15 of the Exchange Act, Neon will file the reports required to be filed by it under the Securities Act and Section 13(a) or 15(d) of the Exchange Act and the rules and regulations adopted by the Commission thereunder;

        (b) if Neon shall cease to be so required to file such reports, it will, upon the request of any Seller with Registrable Securities covered under a Registration Statement, take such further action that is reasonable in the circumstances, including, without limitation, the provision of current public information as required by Rule 144(c) (or any similar successor provision), to enable such Seller to sell its Registrable Securities pursuant to Rule 144; and

        (c) periodically furnish to each Seller with Registrable Securities covered under a Registration Statement forthwith upon written request a written statement by Neon as to its


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


compliance with the reporting requirements of the Securities Act, the Exchange Act and/or Rule 144, as appropriate.

     11. MISCELLANEOUS.

        (a) BENEFITS NON-TRANSFERABLE. Notwithstanding anything to the contrary contained elsewhere in this Agreement or in any other Closing Document, the obligation of Neon to effect the Registration and, thereafter, to maintain the effectiveness of the Registration Statement is solely for the benefit of Mode 1 and, subject to Section 1(g), its Permitted Transferees.

        (b) GOVERNING LAW. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of Delaware as applied to contracts made and fully performed therein.

        (c) SECTION HEADINGS. All section headings are for convenience only and shall in no way modify or restrict any of the terms or provisions hereof.

        (d) INTERPRETATION. The masculine (or neuter) pronoun and the singular number shall include the masculine, feminine and neuter genders and the singular and plural numbers. All references in the singular or plural shall be deemed to have been made, respectively, in the plural or singular number as well, as the context may require.

        (e) COUNTERPARTS. This Agreement may be executed in two or more counterparts, including, without limitation, execution by facsimile, each of which shall be deemed an original, and all of which when taken together shall be deemed to be one and the same instrument. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

        (f) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including provisions of this Section 9(f), may not be amended, modified or supplemented, otherwise than with the prior written consent of Neon and Mode 1.

        (g) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first class mail, telex, telecopier, or any courier guaranteeing overnight delivery:
(i) if to Mode 1 addressed as follows: 107 Selden Street, Berlin, Connecticut 06037 and (ii) if to Neon, addressed to Neon's address as set forth in the Mode 1 Purchase Agreement, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 9(g).

     All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

        (h) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of the parties hereto, subject to Section 9(a), above, provided, however, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of this Agreement, the Note Purchase Agreement or applicable law. If any transferee of any Seller shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.


                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have duly executed this Registration Rights Agreement on the date first above written.


Attest:                                  NEON COMMUNICATIONS, INC.


/s/ Barbara Johnson                      By:  /s/ Stephen E. Courter
---------------------------------            ---------------------------------
Name: Barbara Johnson                         Name:  Stephen E. Courter
Admin Assistant and                           Title: Chief Executive Officer
Assistant Secretary


Attest:                                  MODE 1 COMMUNICATIONS, INC.


/s/ Leonard Rodriguez                    By:  /s/ John H. Forsgren
---------------------------------            ---------------------------------
Name: Leonard Rodriguez                       Name:  John H. Forsgren
in house Counsel                              Title: Exec VP and CFO of NU
                                                     as Agent for Mode 1




                         REGISTRATION RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                                                       EXHIBIT A


                               ADOPTION AGREEMENT


        This Adoption Agreement ("ADOPTION AGREEMENT") is executed by the undersigned (the "TRANSFEREE") pursuant to the terms of that certain Registration Rights Agreement dated as of June 15, 2001 (the "AGREEMENT") by and among Neon Communications, Inc. and the other parties thereto. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Adoption Agreement, the Transferee agrees as follows:

        1. ACKNOWLEDGMENT. Transferee acknowledges that Transferee is acquiring certain securities of the Company (the "Securities"), subject to the terms and conditions of the Agreement.

        2. AGREEMENT. Transferee (i) agrees that the Securities acquired by Transferee shall be bound by and subject to the terms of the Agreement, and (ii) hereby adopts the Agreement with the same force and effect as if Transferee were originally a party thereto, with the effect that Transferee shall hereafter be deemed a "Seller" for the purposes of the Agreement.

        3. NOTICE. Any notice required or permitted by the Agreement shall be given to Transferee at the address listed beside Transferee's signature below.

        EXECUTED AND DATED as of this ____ day of __________________.


                             [NAME OF TRANSFEREE]



                             By:________________________________________________
                             Name:______________________________________________
                             Title:_____________________________________________


                             Social Security Number or Tax ID Number:___________ Address:___________________________________________
                             Fax:_______________________________________________